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                        CONSENT OF INDEPENDENT AUDITORS

                                                                    EXHIBIT 23.2

The Board of Directors
Penhall International Corp. and Subsidiaries:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP


Orange County, California
December 18, 1998